Flat Rock Core Income Fund

Consolidated Schedule of Investments

September 30, 2022 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 75.78%
24 Seven Holdco, LLC(a)(b)	1 M US L + 6.00% (1.00% Floor)	11/16/2027	$3,980,000	$3,871,459
Accordion Partners(a)(b)	3 M US SOFR + 6.25% (0.75% Floor)	08/31/2029	3,260,560	3,174,449
Accordion Partners DDTL(a)(b)(c)	3 M US SOFR + 6.25% (0.75% Floor)	08/31/2029	640,721	623,800
AIS HoldCo, LLC(a)(b)	3M US L + 5.00%	08/15/2025	3,446,032	3,425,355
ALM Media, LLC(a)(b)	1M US L + 6.50% (1.00% Floor)	11/25/2024	4,375,000	4,270,350
Aspect Software(a)(b)	3M US L + 5.25% (0.75% Floor)	05/06/2028	3,989,924	3,092,191
Bounteous Inc.(a)(b)	3M US L + 5.00% (1.00% Floor)	11/05/2027	1,658,333	1,608,328
Bounteous Inc. Delayed Draw(a)(b)(c)	3M US L + 5.00% (1.00% Floor)	11/05/2027	3,333,333	3,232,819
Broder Bros Co.(a)(b)	1M US L + 6.00% (1.00% Floor)	12/27/2025	1,615,625	1,575,419
CDK Global, Inc. TLB 1L(a)(b)	SOFR + 4.50% (0.50% Floor)	07/06/2029	6,000,000	5,768,100
Congruex Group LLC(a)(b)	SOFR + 5.75% (0.75% Floor)	05/03/2029	5,000,000	4,761,757
DIRECTV Financing LLC(a)(b)	3M US L + 5.00% (0.75% Floor)	08/02/2027	4,882,199	4,536,197
Diversified Risk Holdings(a)(b)	3M US L + 6.25% (1.00% Floor)	04/30/2026	7,292,659	7,118,219
Diversified Risk Holdings Revolver - Unfunded(a)(b)(c)	3M US L + 6.25% (1.00% Floor)	04/30/2026	296,296	289,209
ETC Group FRC TL 1L(a)(b)	1 M US SOFR + 6.00% (0.50% Floor)	08/03/2029	1,500,000	1,415,625
Galactic Litigation Partners(a)	13.00%	06/21/2024	10,073,212	9,871,748
Garmat USA LLC Term Loan(a)(b)	1M US L + 5.00% (1.00% Floor)	06/19/2025	4,987,321	4,873,121
Hill International, Inc.(a)(b)	1M US L + 5.75% (1.00% Floor)	06/21/2023	1,425,000	1,425,000
Inszone Delayed Draw Term Loan(a)(b)	3M US L + 5.75%	06/30/2026	1,987,073	1,959,334
Inszone Insurance Services(a)(b)	3M US L + 5.75% (1.00% Floor)	06/30/2026	3,929,133	3,874,283
Isagenix International, LLC(a)(b)	3M US L + 5.75% (1.00% Floor)	06/14/2025	2,310,290	914,875
MAG Aerospace(a)(b)	3M US L + 5.50% (1.00% Floor)	04/01/2027	2,695,882	2,577,695
Magnate Worldwide LLC(a)(b)	3M US L + 4.50% (1.50% Floor)	12/30/2028	3,695,714	3,598,600
Magnate Worldwide DDTL – Unfunded(a)(b)(c)	3M US L + 4.50% (1.50% Floor)	12/30/2028	285,714	278,206
Marble Point Credit Management LLC Term Loan(a)(b)	3M US L + 6.00% (1.00% Floor)	08/11/2028	4,726,211	4,538,127
Mills Fleet Farms(a)(b)	3M US L + 6.25% (1.00% Floor)	10/19/2024	4,490,699	4,376,712
North Pole US LLC(a)(b)	3M US L + 7.00%	04/10/2025	1,750,000	175,000
Oak Point Partners Term Loan(a)(b)	1M US L + 5.50% (1.00% Floor)	12/01/2027	4,890,254	4,742,792
Potpourri Group, Inc.(a)(b)	1M US L + 8.25%	07/03/2024	6,682,258	6,610,946
Profile Products LLC, Delayed Draw Term Loan(a)(b)(c)	1M US L + 5.50% (0.75% Floor)	11/12/2027	347,711	335,394
Profile Products LLC, Term Loan(a)(b)	1M US L + 5.50% (0.75% Floor)	11/12/2027	2,647,410	2,553,632
Savers, Inc.(a)(b)	3M US L + 5.75% (0.75% Floor)	04/26/2028	4,987,437	4,775,471
Solaray LLC(a)(b)	1M US L + 5.50% (1.00% Floor)	09/09/2023	1,693,612	1,661,397
Solaray, LLC Inc.(a)(b)	1M US L + 5.50% (1.00% Floor)	09/09/2023	1,790,501	1,756,443
Solaray, LLC Term Loan 1L(a)(b)	1M US L + 5.50% (1.00% Floor)	09/09/2023	1,485,417	1,457,162
Spencer Gifts LLC(a)(b)	1M US L + 6.00%	06/19/2026	5,079,770	4,946,426
Thryv Inc(a)(b)	1M US L + 8.50% (1.00% Floor)	03/01/2026	5,666,412	5,463,385
Watchguard Technologies, Inc.(a)(b)	1 M US SOFR + 5.25% (0.75% Floor)	06/30/2029	3,000,000	2,777,490
Watterson(a)(b)	3M US L + 6.00% (1.00% Floor)	12/17/2026	4,187,559	4,130,799
Watterson Term Loan-Delayed Draw(a)(b)(c)	3M US L + 6.00% (1.00% Floor)	01/14/2023	469,853	463,484
Xanitos, Inc. Delayed Draw Term Loan(a)(b)(c)	3M US L + 6.00% (1.00% Floor)	06/25/2026	408,098	400,133
Xanitos, Inc. Term Loan(a)(b)	3M US L + 6.00% (1.00% Floor)	06/25/2026	3,560,426	3,490,932
TOTAL FIRST LIEN SENIOR SECURED DEBT
(Cost $138,070,677)				$132,791,864

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 11.50%(e)
Barings Middle Market CLO Ltd 2021-I, Class SUB2(a)(b)(f)	16.60%(d)	07/20/2033	6,300,000	5,979,223
BlackRock Elbert CLO V LLC, Subordinated Notes(a)(b)	13.99%(d)	06/15/2034	2,000,000	1,757,824
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)(b)(f)	22.37(d)	10/15/2034	10,191,083	4,101,911
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(b)(f)	15.67%(d)	10/24/2033	5,000,000	4,344,408
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2(a)(b)(f)	15.44%(d)	08/20/2033	5,000,000	3,968,595
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $21,280,473)				$20,151,961

COLLATERALIZED LOAN OBLIGATIONS DEBT- 28.48%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(f)	3M US L + 8.73%	07/20/2033	5,000,000	4,565,632
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(f)	3M US SOFR + 9.70%	10/27/2034	3,000,000	2,880,031
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US L + 9.27%	01/23/2032	4,000,000	3,741,361
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)(f)	3M US L + 10.00%	10/15/2029	3,000,000	2,772,300
MCF CLO IV LLC, Class ERR(a)(b)(f)	3M US L + 8.65%	10/20/2033	5,000,000	4,316,345
MCF CLO VII LLC, Class ER(a)(b)(f)	3M US L + 9.15%	07/20/2033	5,000,000	4,407,515
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(f)	3M US L + 7.35%	04/22/2029	2,000,000	1,836,102
Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(f)	3M US L + 8.70%	10/22/2031	1,625,000	1,488,713
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(f)	3M US L + 7.25%	11/22/2030	1,760,000	1,560,492
Monroe Capital MML CLO VIII, Ltd., Class ER(a)(b)(f)	3M US L + 8.36%	11/22/2033	6,250,000	5,223,645
Monroe Capital MML Clo XI, Ltd., Class E(a)(b)(f)	3M US L + 8.54%	05/20/2033	5,000,000	4,228,463
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(f)	3 M US SOFR + 10.02%	10/24/2034	3,000,000	2,790,000
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(f)	3M US L + 8.46%	01/22/2033	6,500,000	5,705,808
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(f)	3M US L + 8.97%	04/15/2033	5,000,000	4,384,731
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $53,631,942)				$49,901,138

	Shares		Value
PRIVATE FUND INVESTMENTS - 21.89%
BCP Great Lakes II - Series A Holdings LP	9,507,935		$9,334,869
Hercules Private Global Venture Growth Fund I LP	13,244,041		12,943,039
Triplepoint Private Venture Credit Inc.	1,018,742		16,085,936

TOTAL PRIVATE FUND INVESTMENTS
(Cost $38,298,299)			$38,363,844

	Shares		Value
SHORT TERM INVESTMENTS - 0.33%
Money Market Fund - 0.33%
First American Government Obligations Fund	(7 Day Yield 2.74%)	572,481	$572,481

TOTAL SHORT TERM INVESTMENTS
(Cost $572,481)			$572,481

TOTAL INVESTMENTS - 137.98%			$241,781,288
(Cost $251,853,872)
LIABILITIES IN EXCESS OF OTHER ASSETS - (37.98)%			(66,552,120)
NET ASSETS - 100.00%			$175,229,168

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(c)	Investment has been committed to but has not been funded by the Fund as of September 30, 2022. See Note 4 for total unfunded investment commitments.
(d)	Estimated yield.
(e)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $20,151,961, which represents 11.50% of net assets as of September 30, 2022.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to 64,553,913, which represents 36.84% of net assets as of September 30, 2022.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%
3M US SOFR - 3 Month SOFR as of September 30, 2022 was 1.11%
1M US L - 1 Month LIBOR as of September 30, 2022 was 2.36%
PRIME - US Prime Rate as of September 30, 2022 was 3.25%

See Notes to Consolidated Schedule of Investments.

Flat Rock Core Income Fund

Notes to Quarterly Consolidated Schedule of Investments

September 30, 2022 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on August 18, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s Schedule of Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Fund’s investment adviser, Flat Rock Global, LLC (the “Adviser”).

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund invests primarily in Senior Loans (either in the primary or secondary markets). Certain of the Senior Loans held by the Fund will be broadly-syndicated loans. Broadly-syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. For the period before a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will be listed as the cost at which the Fund purchased the Senior Loan. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads, and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. Following the completion date of the most recent valuation, in each instance in which the LSTA index increases or decreases by an increment of 1% or -1%, the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change, rounded to the most recently surpassed 1% or -1% increment. For example, if the LSTA Index trades down or up by 5.3%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index (calculated as 5% multiplied by 20%). Subsequently, it the LSTA Index further moves such that there is a cumulative change of 6% since the completion date of the most recent valuation, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate, and maturity. At the end of the quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuation sand income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

The Fund may also invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades execute in the market at or around period-end, as well as the indicative process provided by the broker who arranges transactions in such investment vehicles. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged third-party valuation firms to provide assistance to the Board in valuing certain of the Fund’s investments. The Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of September 30, 2022:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$132,791,864	$132,791,864
Collateralized Loan Obligations Equity	–	–	20,151,961	20,151,961
Collateralized Loan Obligations Debt	–	–	49,901,138	49,901,138
Private Fund	–	–	–	38,363,844
Short Term Investments	572,481	–	–	572,481
Total	$572,481	$–	$202,844,963	$241,781,288

The Fund held private fund investments with a fair value of $38,363,844 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of September 30, 2022.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the period ended September 30, 2022:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2021	$88,834,240	$17,611,486	$30,207,422	$136,653,148
Accrued discount/ premium	217,998	(455,416)	285,286	$47,868
Realized Gain/(Loss)	170,843	-	-	$170,843
Change in Unrealized Appreciation/(Depreciation)	(2,803,683)	(1,106,020)	(4,384,133)	(8,293,836)
Purchases	63,165,609	4,101,911	23,792,563	91,060,083
Sales Proceeds	(16,793,143)	-	-	(2,069,393)
Transfer into Level 3	-	-	-	-
Transfer out of Level 3	-	-	-	-
Balance as of September 30, 2022	$132,791,864	$20,151,961	$49,901,138	$202,844,963
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022	$(2,803,683)	$(1,106,020)	$(4,384,133)	$(8,293,836)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Average)
First Lien Senior Secured Debt	$112,438,726	Market and income approach (through third-party vendor pricing service)	EV / LTM EBITDA Multiples Comparable Market Yields DCF Discount Rates	5.1x – 16.1x (10.6x) 9.25% - 10.25% (9.75%) 7.12% - 11.89% (9.51%)
	20,353,138	Recent transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Equity	20,151,961	Third-party vendor pricing service*	Broker quotes	N/A
	–	Recent transaction	Acquisition Cost	N/A
Collateralized Loan Obligations Debt	49,901,138	Third-party vendor pricing service*	Broker quotes	N/A
	–	Recent transaction	Acquisition Cost	N/A

* The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Trustees in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

4. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $7,209,991 of unfunded commitments to provide debt financing to its portfolio companies as of September 30, 2022. As of September 30, 2022, there were no requests to fund these commitments. Such commitments are generally up to the fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Schedule of Investments.

5. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of September 30, 2022:

	Redemption Frequency/ Expiration Date	As of September 30, 2022
BCP Great Lakes II – Series A Holdings LP(1)	N/A	$5,362,609
TriplePoint Venture Credit Inc.(2)	N/A	4,038,128
Hercules Private Global Venture Growth Fund I LP(3)	N/A	6,755,959
Manulife Direct Lending Fund, LP(4)	N/A	10,000,000
Total unfunded commitments		$26,156,696

(1)	The investment’s strategy is to invest in senior, secured unitranche loans.
(2)	The investment’s strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment’s strategy is to provide secured structured debt and equity financing to venture capital-backed life sciences and technology-related companies globally.
(4)	The investment's strategy is to invest primarily in first lien loans to strong-performing, US-based businesses.